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                                                                   EXHIBIT 10.12




                            EXECUTIVE RETIREMENT PLAN
                         OF THE CIT GROUP HOLDINGS, INC.

                         Effective as of January 1, 1995



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                            EXECUTIVE RETIREMENT PLAN
                         OF THE CIT GROUP HOLDINGS, INC.


                                  ESTABLISHMENT

                  The CIT Group Holdings, Inc. (the "Company") hereby establishes, effective as of January 1, 1995, an unfunded, nonqualified deferred compensation plan for a select group of key management or highly compensated employees. All benefits under the Plan shall be paid out of the general assets of the Company. The Company may establish and fund a grantor trust to provide benefits under the Plan.


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                          EXECUTIVE RETIREMENT PLAN OF
                          THE CIT GROUP HOLDINGS, INC.




                  ARTICLE 1. DEFINITIONS

                  1.1 "BASE COMPENSATION" means (i) only the basic cash remuneration paid to an employee for services rendered to the Company determined prior to any reduction in compensation for elective contributions (within the meaning of Section 401(k) of the Code), salary reductions (within the meaning of
Section 125 of the Code), and any amounts deferred pursuant to any other deferred compensation arrangement sponsored by the Company, and (ii) with respect to a period of disability for sickness or accident (other than long-term disability), the salary or wages used by the Company as a basis for determining benefits payable for such period but excluding:

                           (a) commissions, overtime pay and any bonuses or
special pay and incentive compensation;

                           (b) any payment made in connection with the
relocation of such Participants;

                           (c) any severance award, recruitment award, tuition
refund, suggestion award, director's fees, deferred compensation and expense allowance paid to such Participant or any other reimbursement of expenses; and

                           (d) any other payment as determined by the Company in
accordance with any uniform rules which it may adopt, which shall at the time be in force, and which shall be applied in a nondiscriminatory manner.

                  1.2 "BENEFICIARY" means any person, persons, or entity designated by a Participant to receive any benefits payable in the event of the Participant's death. If no valid Beneficiary designation is in effect at the Participant's death, or if no person, persons or entity so designated survives the Participant, or if each surviving validly designated Beneficiary is legally impaired or prohibited from taking, the Participant's Beneficiary shall be his surviving spouse, if any, or if the Participant has no surviving spouse, then his estate. If the Committee is in doubt as to the right of any person to receive such amount, it may retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may pay such amount into any court of competent jurisdiction and such payment shall be a complete discharge of the liability of the Plan.

                  1.3 "BENEFIT SERVICE" means a Participant's "Period of Benefit Service" as defined under the Retirement Plan.


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                  1.4 "BOARD" means the Board of Directors of the Company or any committee thereof which may be delegated responsibility with respect to the Plan.

                  1.5 "CAUSE" means the Participant's (i) substantial failure to perform his duties or responsibilities, as determined by the CEO, (ii) gross negligence, recklessness or malfeasance in the performance of his duties, (iii) commission of any criminal act, act of fraud or other misconduct resulting or intended to result directly or indirectly in gain or personal enrichment at the expense of the Company, or (iv) engagement in any conduct relating to the business of the Company that could reasonably be expected to have a materially detrimental effect on the business or financial condition of the Company. For purposes hereof, the Participant will be deemed to have committed an act if, based upon the Company's investigation of the facts, it reasonably concludes that the Participant committed such an act.

                  1.6. "CEO" means the Chief Executive Officer of the Company.

                  1.7 "CODE" means the Internal Revenue Code of 1986, as amended.

                  1.8 "COMMITTEE" means the members of the Employee Benefit Plans Committee under the Retirement Plan.

                  1.9 "COMPANY" means The CIT Group Holdings, Inc. or any successor thereto.

                  1.10 "EARLY RETIREMENT DATE" means the first day of a month following a Participant's termination of employment on or after he has attained age 55 and completed at least 10 years of Benefit Service.

                  1.11 "EFFECTIVE DATE" means January 1, 1995.

                  1.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  1.13 "FINAL BASE COMPENSATION" means Base Compensation in excess of the amount of Base Compensation used to determine benefits under the Permanent Life Insurance Plan of The CIT Group Holdings, Inc.

                  1.14 "GOOD REASON" means the assignment of duties and responsibilities not commensurate with the Participant's status as a senior executive of the Company, the failure of the Company to provide compensation and benefits to the Participant at the levels required under the terms of the Participant's employment contract with the Company, or the failure of the Company to adhere in any substantial manner to any of its other obligations to the Participant under the terms of his employment with the Company.

                  1.15 "NORMAL RETIREMENT DATE" means the first day of the month coincident with or next following the later of the date of the (i) Participant's attainment of age 65, or (ii) Participant's completion of 10 years of Benefit Service.


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                  1.16 "PARTICIPANT" means a key executive or highly
compensated, employee of the Company designated by the Committee to participate in the Plan as designated on Appendix A.

                  1.17 "PLAN" means the Executive Retirement Plan of The CIT Group Holdings, Inc.

                  1.18 "RETIREMENT PLAN" means The CIT Group Holdings, Inc. Retirement Plan or any successor thereto.



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                  ARTICLE 2. PARTICIPATION

                  2.1 PARTICIPATION

                      The Committee shall, in its sole discretion, select those employees who shall be Participants in the Plan. Such employees shall become Participants under the Plan effective on the date designated by the Committee. The determination of the Committee with respect to participation under the Plan shall be final.

                  2.2 TERMINATION OF PARTICIPATION

                      Subject to Section 5.10, a Participant shall no longer be eligible to participate in the Plan upon the earlier of the (i) revocation of his status as a Participant under the Plan by the Committee, or (ii) termination of his employment with the Company as provided under Article 4.


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                  ARTICLE 3. ACCRUED BENEFITS

                  3.1 DETERMINATION OF ACCRUED BENEFIT

                      As of any date, a Participant's accrued benefit shall be an annual benefit in the form of a straight life annuity equal to 40% of Final Base Compensation.

                  3.2 NORMAL RETIREMENT

                      (a) A Participant may retire on his Normal Retirement
Date.

                      (b) Subject to Article 4, a Participant who retires on his Normal Retirement Date shall be entitled to receive a benefit equal to his accrued benefit as determined under Section 3.1 commencing on his Normal Retirement Date and ending with the payment due for the month in which the Participant dies.

                  3.3 EARLY RETIREMENT

                      (a) A Participant may retire on his Early Retirement Date.

                      (b) Subject to Article 4, a Participant who retires on his Early Retirement Date shall be entitled to receive, commencing on his Early Retirement Date and ending with the payment due for the month in which the Participant dies, a benefit equal to the benefit determined under Section 3.1 as of his Early Retirement Date, reduced by one-half of 1 % for each month, if any, by which commencement of his retirement benefit precedes the first day of the month following the month in which his 60th birthday occurs.

                  3.4 FORM OF BENEFIT

                      In the absence of a valid election under Section 3.5, the Participant's retirement benefits under the Plan shall be paid in a straight life annuity for the Participant's life, payable in 12 equal monthly installments per year, ending with the payment due for the month in which the Participant dies.

                  3.5 OPTIONAL FORMS OF BENEFIT PAYMENT

                      (a) Subject to Article 4, a Participant may elect to receive his retirement benefit in any form permitted by the Retirement Plan, excluding any options listed under Section 6.3 of the Retirement Plan, provided that the Committee receives an irrevocable election of such optional form from the Participant at least 90 days (or within such other period permitted by the Committee) prior to his becoming a Retiree. A Participant who fails to elect an optional form of benefit payment in a timely manner shall automatically receive his retirement benefit in accordance with Section 3.4 above.

                      (b) If a Participant elects to receive his retirement benefit in the form of a joint and survivor annuity and his joint annuitant dies before the Participant's benefit payments have commenced, then the Participant's election under this Section 3.5 shall be null


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and void and a Participant may elect to receive his retirement benefit in any of the other optional forms of benefit available under Retirement Plan (excluding any options provided under Section 6.3 of the Retirement Plan), provided, however, that the retirement benefit under such optional forms shall be the actuarial equivalent of the retirement benefit described in Section 3.1 using the same actuarial adjustments and assumptions used to make pension calculations under the Retirement Plan.

                  3.6 RESTORATION TO SERVICE

                      If a Participant retires from active service and begins to receive payment of his retirement benefit and again becomes an employee of the Company, the payments under the Plan shall be discontinued and, upon subsequent retirement from employment with the Company, the Participant's benefits under the Plan shall be recomputed in accordance with the provisions of this Article 3, as applicable, and shall again become payable to such Participant in accordance with the provisions of the Plan. The amount of any benefit payable pursuant to the preceding sentence shall be offset by the actuarial equivalent of the benefit that the Participant received from the Plan using the same actuarial adjustments and assumptions used to make pension calculations under the Retirement Plan.


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                  ARTICLE 4. EFFECT OF TERMINATION OF EMPLOYMENT

                  4.1 DEATH

                      If termination of employment occurs by reason of the death of the Participant while the Participant is in active service of the Company, such Participant's Beneficiary shall not be eligible for any benefit under the Plan, except for any life insurance benefits which may be payable under a separate arrangement set forth in Appendix B.

                  4.2 DISABILITY

                      A Participant who is disabled and receiving payments under the Company's Long-Term Disability Plan shall continue to accrue periods of Benefit Service under the Plan until the earlier of (i) the date his long-term disability benefit terminates, or (ii) his Normal Retirement Date. No benefit under this Plan shall be payable to a Participant while he is receiving such long-term disability benefit payments.

                  4.3 WITHOUT CAUSE OR FOR GOOD REASON

                      If a Participant is terminated by the Company without Cause or a Participant terminates his employment for Good Reason, the Participant shall be eligible for the following benefits under the Plan:

                      (a) If a Participant is 55 years of age or older on the date of termination with the Company, he shall be eligible to receive a benefit as described in Section 3.2 or 3.3 (as applicable) in the form of a single life annuity, as soon as practicable following the Participant's date of termination.

                      (b) If a Participant is less than 55 years of age on the date of termination with the Company, he shall be eligible to receive a lump sum payment equal to an amount which represents the equivalent of the net after tax present value to the Participant of the single life annuity that would have been payable to the Participant at age 55. Such amount shall be calculated in accordance with uniform methodology adopted by the Committee.

                  4.4 WITHOUT GOOD REASON PRIOR TO EARLY RETIREMENT

                      If a Participant terminates his employment with the Company for any reason other than Good Reason and is not eligible to receive a retirement benefit in accordance with Article 3, such Participant shall forfeit all benefits under the Plan. The provisions of this Section 4.4 shall not apply if the Plan is terminated by the Board or any successor thereto pursuant to the provisions of Section 5.10.

                  4.5 TERMINATION OF THE PLAN

                      If the Plan is terminated by the Board (or any successor thereto) pursuant to Section 5.10 hereto, each Participant shall be deemed vested in his retirement benefit and shall be eligible to receive payment of his retirement benefit in accordance with the terms of the


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

Plan, provided that such benefit shall be computed based on the Participant's Final Base Compensation on the date of termination of the Plan.

                  4.6 FOR CAUSE

                      If a Participant is terminated by the Company for Cause, such Participant shall forfeit all benefits under the Plan regardless of his eligibility to receive such benefits under the Plan.


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                  ARTICLE 5. GENERAL PROVISIONS

                  5.1 ADMINISTRATION

                      The Committee shall have full power and authority to administer and interpret the Plan. The Committee may from time to time establish rules for the administration of the Plan that are consistent with the provisions of the Plan.

                  5.2 CLAIMS PROCEDURE

                      All claims for benefits under the Plan shall be administered in the same manner as provided under the Retirement Plan and the Committee shall have the same powers and authority with respect to the disposition of claims under this Plan that the Employee Benefit Plans Committee has under the Retirement Plan. The determination of the Committee as to any disputed questions arising under this Plan including, but not limited to, claims for benefits and questions of construction and interpretation shall be final, binding and conclusive upon all persons.

                  5.3 ARBITRATION

                      If a Participant has exhausted his remedies with respect to a claim for benefits under Section 5.2, such Participant may seek review of the Committee's determinations with respect thereto through binding arbitration in New York City, New York, in accordance with the rules and constitution of the American Arbitration Association. Notwithstanding the foregoing, any final determination of the Committee pursuant to Section 5.2 shall be binding unless the arbitrator determines that such determination was arbitrary and capricious. Judgment upon any such arbitration award may be entered in a court of competent jurisdiction in New York City, New York, and the Participant submits to the jurisdiction of such court.

                  5.4 FUNDING

                      (a) All amounts payable in accordance with the Plan shall constitute general unsecured obligations of the Company. Such amounts, as well as any administrative costs relating to the Plan, shall be paid out of the general assets of the Company unless the provisions of paragraph (b) below are applicable.

                      (b) The Board may, for administrative reasons, establish a grantor trust to fund benefits payable under the Plan and/or administrative costs relating to the Plan. The assets of said trust will be held separate and apart from other Company funds and shall be used exclusively for the purposes set forth in the Plan and the applicable trust agreement, subject to the following conditions:

                      (i) the creation of said trust shall not cause the Plan to be other than "unfunded" for purposes of ERISA;


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                      (ii) the Company shall be treated as the "grantor" of said trust for purposes of Sections 671 and 677 of the Code; and

                      (iii) said trust agreement shall provide that the trust fund assets may be used to satisfy claims of the Company's general creditors, provided that the rights of such general creditors are enforceable under federal law.

                  5.5 CONDITIONS OF EMPLOYMENT NOT AFFECTED BY THE PLAN

                      Nothing contained in this Plan shall be construed as a contract of employment; nor shall the Plan or its establishment confer any legal rights upon any employee or other person for a continuation of employment with the Company, nor interfere with the rights of the Company to discharge any employee and to treat him without regard to the effect which that treatment might have upon him as a Participant or potential Participant of the Plan. The terms of the Plan shall govern all benefits payable under the Plan and shall supersede any contractual obligations the Company may have with respect to the payment of benefits under this Plan.

                  5.6 FACILITY OF PAYMENT

                      If the Committee shall find that any person to whom any amount is payable under the Plan is found by a court of competent jurisdiction unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due him or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so elects, be paid to his spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan therefor.

                  5.7 WITHHOLDING TAXES

                      The Company shall have the right to deduct from each payment to be made under the Plan any required withholding taxes.

                  5.8 NONALIENATION

                      Subject to applicable law, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void, nor shall any such benefit be in any manner liable for or subject to garnishment, attachment, execution or levy, or liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participants.

                  5.9 CONSTRUCTION

                      (a) The Plan is intended to be an unfunded deferred compensation arrangement for a select group of management or highly compensated employees and therefore


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


exempt from the requirements or Sections 201, 301 and 401 of ERISA. All rights hereunder shall be governed by and construed in accordance with the laws of the State of New York.

                      (b) The masculine pronoun shall mean the feminine wherever appropriate.

                  5.10 AMENDMENT OR TERMINATION

                      The Board may amend, modify or terminate the Plan at any time. No such amendment shall diminish the rights of any Participant with respect to benefits due him under the terms of the Plan at the time of its modification amendment or termination.


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                                   APPENDIX A

                                  PARTICIPATION

The following employees have been designated by the Committee to participate in the Plan effective as of January 1, 1995.



(1)

(2)

(3)



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                                   APPENDIX B

                                  DEATH BENEFIT





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                          NEW EXECUTIVE RETIREMENT PLAN
                         OF THE CIT GROUP HOLDINGS, INC.

                         Effective as of January 1, 1995

                        NEW EXECUTIVE RETIREMENT PLAN OF
                          THE CIT GROUP HOLDINGS, INC.


                                  ESTABLISHMENT

         The CIT Group Holdings, Inc. (the "Company") hereby establishes, effective as of January 1, 1995, an unfunded, nonqualified deferred compensation plan for a select group of key management or highly compensated employees. All benefits under the Plan shall be paid out of the general assets of the Company. The Company may establish and fund a grantor trust to provide benefits under the Plan.

                        NEW EXECUTIVE RETIREMENT PLAN OF
                          THE CIT GROUP HOLDINGS, INC.


         ARTICLE 1. DEFINITIONS

         1.1 "BASE COMPENSATION" means (i) only the basic cash remuneration paid to an employee for services rendered to the Company determined prior to any reduction in compensation for elective contributions within the meaning of
Section 401(k) of the Code or salary reductions, (within the meaning of Section 125 of the Code) and any amounts deferred pursuant to any other deferred compensation arrangement sponsored by the Company, and (ii) with respect to a period of disability for sickness or accident (other than long-term disability), the salary or wages used by the Company as a basis for determining benefits payable for such period but excluding:

                  (a) commissions, overtime pay and any bonuses or special pay and incentive compensation;

                  (b) any payment made in connection with the relocation of such Participants;

                  (c) any severance award, recruitment award, tuition refund, suggestion award, director's fees, deferred compensation and expense allowance paid to such Participant or any other reimbursement of expenses; and

                  (d) any other payment as determined by the Company in accordance with any uniform rules which it may adopt, which shall at the time be in force, and which shall be applied in a nondiscriminatory manner.

         1.2 "BENEFICIARY" means any person, persons, or entity designated by a Participant to receive any benefits payable in the event of the Participant's death. If no valid Beneficiary designation is in effect at the Participant's death, or if no person, persons or entity so designated survives the Participant, or if each surviving validly designated Beneficiary is legally impaired or prohibited from taking, the Participant's Beneficiary shall be his surviving spouse, if any, or if the Participant has no surviving spouse, then his estate. If the Committee is in doubt as to the right of any person to receive such amount, it may retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may pay such amount into any court of competent jurisdiction and such payment shall be a complete discharge of the liability of the Plan.

         1.3 "BENEFIT SERVICE" means a Participant's Period of Benefit Service as defined under the Retirement Plan.

         1.4 "BOARD" means the Board of Directors of the Company or any committee thereof which may be delegated responsibility with respect to the Plan.


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         1.5 "CAUSE" means the Participant's (i) substantial failure to perform his duties or responsibilities, as determined by the CEO, (ii) gross negligence, recklessness or malfeasance in the performance of his duties, (iii) commission of any criminal act, act of fraud or other misconduct resulting or intended to result directly or indirectly in gain or personal enrichment at the expense of the Company, or (iv) engagement in any conduct relating to the business of the Company that could reasonably be expected to have a materially detrimental effect on the business or financial condition of the Company. For purposes hereof, the Participant will be deemed to have committed an act if, based upon the Company's investigation of the facts, it reasonably concludes that the Participant committed such an act.

         1.6 "CEO" means the Chief Executive Officer of the Company.

         1.7 "CHANGE OF CONTROL" shall be deemed to have occurred if (i) any person or group other than DKB or Chemical or their Affiliates becomes the Beneficial Owner, directly or indirectly, of securities representing a majority of the combined voting power of the Company's then outstanding securities generally entitled to vote for the election of directors (capitalized terms not otherwise defined herein are used as defined under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) or
(ii) as a result of a cash tender offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of the Company or of any successor to the Company. Notwithstanding the foregoing, a Change of Control resulting from a Change of Control of DKB or Chemical shall not require the payment of any benefits as provided in Section 4.5.

         1.8 "CODE" means the Internal Revenue Code of 1986, as amended.

         1.9 "COMMITTEE" means the Employee Benefit Plans Committee under the Retirement Plan.

         1.10 "COMPANY" means The CIT Group Holdings, Inc. or any successor thereto.

         1.11 "EARLY RETIREMENT DATE" means the first day of a month following a Participant's termination of employment on or after he has attained age 55 and completed at least 10 years of Benefit Service.

         1.12 "EFFECTIVE DATE" means January 1, 1995.

         1.13 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.14 "FINAL BASE COMPENSATION" means highest Base Compensation received for any 12-consecutive-month-period during any of the five-consecutive-12-month periods ending on a Participant's retirement date.


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         1.15 "GOOD REASON" means the assignment of duties and responsibilities not commensurate with the Participant's status as a senior executive of the Company, the failure of the Company to provide compensation and benefits to the Participant at the levels required under the terms of the Participant's employment contract with the Company, or the failure of the Company to adhere in any substantial manner to any of its other obligations to the Participant under the terms of his employment with the Company.

         1.16 "NORMAL RETIREMENT DATE" means the first day of the month coincident with or next following the later of date of the (i) Participant's attainment of age 65, or (ii) Participant's completion of 10 years of Benefit Service.

         1.17 "PARTICIPANT" means a key executive or highly compensated employee of the Company designated by the Committee to participate in the Plan as designated on Appendix A.

         1.18 "PLAN" means the New Executive Retirement Plan of The CIT Group Holdings, Inc.

         1.19 "RETIREMENT PLAN" means The CIT Group Holdings, Inc. Retirement Plan or any successor thereto.


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         ARTICLE 2. PARTICIPATION

         2.1      PARTICIPATION

                  The Committee shall, in its sole discretion, select those employees who shall be Participants in the Plan. Such employees shall become Participants under the Plan effective on the date designated by the Committee. The determination of the Committee with respect to participation under the Plan shall be final.

         2.2      TERMINATION OF PARTICIPATION

                  Subject to Section 5.10, a Participant shall no longer be eligible to participate in the Plan upon the earlier of the (i) revocation of his status as a Participant under the Plan by the Committee, or (ii) termination of his employment with the Company as provided under Article 4.


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         ARTICLE 3. ACCRUED BENEFITS

         3.1      DETERMINATION OF ACCRUED BENEFIT

                  As of any date, a Participant's accrued benefit shall be an annual benefit in the form of a straight life annuity equal to the product of his Final Base Compensation multiplied by the sum of (i) 50% for the first 10 years of Benefit Service, and (ii) 2% for each of the following 20 years of Benefit Service and such product shall be reduced by the following offset amounts, on account of benefits payable to the Participant, determined as of the date of retirement:

                  (1) the annual single life pension payable from the Retirement Plan,

                  (2) the benefit payable from The CIT Group Holdings, Inc. Supplemental Retirement Plan converted to an annual single life annuity,

                  (3) the benefit payable from the Flexible Retirement Contribution Account (FRA) of The CIT Group Holdings, Inc. Savings Incentive Plan converted to an annual single life annuity,

                  (4) the benefit payable from the nonqualified FRA in The CIT Group Holdings, Inc. Supplemental Savings Incentive Plan converted to an annual single life annuity, and

                  (5) any annual single life pension payable under the Split Dollar Insurance Plan of The CIT Group Holdings, Inc.

                  For purposes of determining the converted single life annuities payable as described in (2), (3) and (4) above, the same procedures and assumptions as used for the Retirement Plan for similar conversions will be applied.

         3.2      NORMAL RETIREMENT

                  (a)      A Participant may retire on his Normal Retirement
                           Date.

                  (b) Subject to Article 4, a Participant who retires on his Normal Retirement Date shall be entitled to receive a benefit equal to his accrued benefit as determined under Section 3.1 commencing on his Normal Retirement Date and ending with the payment due for the month in which the Participant dies.

         3.3      EARLY RETIREMENT

                  (a)      A Participant may retire on his Early Retirement
Date.

                  (b) Subject to Article 4, a Participant who retires on his Early Retirement Date shall be entitled to receive, commencing on his Early Retirement Date and


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
ending with the payment due for the month in which the Participant dies, a benefit equal to the benefit determined under Section 3.1 as of his Early Retirement Date, reduced by one-half of 1% for each month, if any, by which commencement of his retirement benefit precedes the first day of the month following the month in which his 60th birthday occurs.

         3.4      FORM OF BENEFIT

                  In the absence of a valid election under Section 3.5, the Participant's retirement benefits under the Plan shall be paid in a straight life annuity for the Participant's life, payable in 12 equal monthly installments per year, ending with the payment due for the month in which the Participant dies.

         3.5      OPTIONAL FORMS OF BENEFIT PAYMENT

                  (a) Subject to Article 4, a Participant may elect to receive his retirement benefit in any form permitted by the Retirement Plan, excluding any options listed under Section 6.3 of the Retirement Plan, provided that the Committee receives an irrevocable election of such optional form from the Participant at least 90 days (or within such other period permitted by the Committee) prior to his becoming a Retiree. A Participant who fails to elect an optional form of benefit payment in a timely manner shall automatically receive his retirement benefit in accordance with Section 3.4 above.

                  (b) If a Participant elects to receive his retirement benefit in the form of a joint and survivor annuity and his joint annuitant dies before the Participant's benefit payments have commenced, then the Participant's election under this Section 3.5 shall be null and void and a Participant may elect to receive his retirement benefit in any of the other optional forms of benefit available under the Retirement Plan (excluding any options provided under Section 6.3 of the Retirement Plan); provided, however, that the retirement benefit under such optional forms shall be the actuarial equivalent of the retirement benefit described in Section 3.1 using the same actuarial adjustments and assumptions used to make pension calculations under the Retirement Plan.

         3.6      RESTORATION TO SERVICE

                  If a Participant retires from active service and begins to receive payment of his retirement benefit and again becomes an employee of the Company, the payments under the Plan shall be discontinued and, upon subsequent retirement from employment with the Company, the Participant's benefits under the Plan shall be recomputed in accordance with the provisions of this Article 3, as applicable, and shall again become payable to such Participant in accordance with the provisions of the Plan. The amount of any benefit payable pursuant to the preceding sentence shall be offset by the actuarial equivalent of the benefit that the Participant received from the Plan using the same actuarial adjustments and assumptions used to make pension calculations under the Retirement Plan.

         ARTICLE 4. EFFECT OF TERMINATION OF EMPLOYMENT

         4.1      DEATH

                  If termination of employment occurs by reason of the death of the Participant while the Participant is in active service of the Company, such Participant's Beneficiary shall not be eligible for any benefit under the Plan, except for any life-insurance benefits which may be payable under a separate arrangement set forth in Appendix B.

         4.2      DISABILITY

                  A Participant who is disabled and receiving payments under the Company's Long-Term Disability Plan shall continue to accrue periods of Benefit Service under the Plan until the earlier of (i) the date his long-term disability benefit terminates, or (ii) his Normal Retirement Date. No benefit under this Plan shall be payable to a Participant while he is receiving such long-term disability benefit payments.

         4.3      WITHOUT CAUSE OR FOR GOOD REASON

                  If a Participant has attained 10 years of Benefit Service and is terminated by the Company without Cause or a Participant terminates his employment for Good Reason, the Participant shall be eligible for the following benefits under the Plan:

                  (a) If a Participant is 55 years of age or older on the date of termination with the Company, he shall be eligible to receive a benefit as described in Section 3.2 or 3.3 (as applicable) in the form of a single life annuity, as soon as practicable following the Participant's date of termination.

                  (b) If a Participant is less than 55 years of age on the date of termination with the Company, he shall be eligible to receive a lump sum payment equal to an amount which represents the equivalent of the net after tax present value to the Participant of the single life annuity that would have been payable to the Participant at age 55. Such amount shall be calculated in accordance with uniform methodology adopted by the Committee.

                  (c) If a Participant has not completed 10 years of Benefit Service at the time of his termination of employment without cause or for Good Reason, such Participant shall not be eligible to receive any benefits under the Plan.

         4.4      TERMINATION OF THE PLAN

                  If the Plan is terminated by the Board (or any successor thereto) pursuant to Section 5.10 hereto, each Participant shall be deemed vested in his retirement benefit and shall be eligible to receive payment of his retirement benefit in accordance with the terms of the Plan, provided, that such benefit shall be computed based on the Participant's Final Base Compensation and years of Benefit Service on the date of termination of the Plan; and provided, further, that if a Participant has less than 10 years of Benefit Service at the time of termination of the Plan, he shall be eligible to receive an annual benefit in the form of a straight life annuity equal to 5% of Final Base Compensation for each year of Benefit Service accrued through the date of termination of the Plan and reduced by the sum of the offset amounts set forth in Section 3.1 above. Notwithstanding the foregoing, if a Participant has less than 5 years of Benefit Service on the date of termination of the Plan, no benefit shall be payable to him under the Plan.

         4.5      CHANGE OF CONTROL

                  If a Participant's employment is terminated by the Company (or any successor thereto) without Cause or the Participant terminates employment for Good Reason within 3 years following the date of the "Change of Control," then notwithstanding the Participant's period of Benefit Service, he shall be eligible to receive a retirement benefit based on his Final Base Compensation and years of Benefit Service accrued through the date of his termination which amount shall be payable in accordance with Section 4.3 above. For purposes of this Section 4.5, a Participant with less than 10 years of Benefit Service shall be eligible to receive an annual benefit in the form of a straight life annuity equal to 5% of Final Base Compensation for each year of Benefit Service accrued through the date of termination of employment reduced by the sum of the offset amounts set forth in Section 3.1 above. Notwithstanding the foregoing, however, if a Participant has less than 5 years of Benefit Service on the date of termination of employment, no benefit shall be payable to him under the Plan.

         4.6      WITHOUT GOOD REASON PRIOR TO EARLY RETIREMENT

                  If a Participant terminates his employment with the Company for any reason other than Good Reason and is not eligible to receive a retirement benefit in accordance with Article 3, such Participant shall forfeit all benefits under the Plan. The provisions of this Section 4.6 shall not apply in the event the Plan is terminated by the Board or any successor thereto pursuant to the provisions of Section 5.10.

         4.7      FOR CAUSE

                  If a Participant is terminated by the Company for Cause such Participant shall forfeit all benefits under the Plan regardless of his eligibility to receive such benefits under the Plan.

         ARTICLE 5. GENERAL PROVISIONS

         5.1      ADMINISTRATION

                  The Committee shall have full power and authority to administer and interpret the Plan. The Committee may from time to time establish rules for the administration of the Plan that are consistent with the provisions of the Plan.

         5.2      CLAIMS PROCEDURE

                  All claims for benefits under the Plan shall be administered in the same manner as provided under the Retirement Plan and the Committee shall have the same powers and authority with respect to the disposition of claims under this Plan that the Employee Benefit Plans Committee has under the Retirement Plan. The determination of the Committee as to any disputed questions arising under this Plan including, but not limited to, claims for benefits and questions of construction and interpretation shall be final, binding and conclusive upon all persons.

         5.3      ARBITRATION

                  If a Participant has exhausted his remedies with respect to a claim for benefits under Section 5.2, such Participant may seek review of the Committee's determinations with respect thereto through binding arbitration in New York City, New York, in accordance with the rules and constitution of the American Arbitration Association. Notwithstanding the foregoing, any final determination of the Committee pursuant to Section 5.2 shall be binding unless the arbitrator determines that such determination was arbitrary and capricious. Judgment upon any such arbitration award may be entered in a court of competent jurisdiction in New York City, New York, and the Participant submits to the jurisdiction of such court.

         5.4      FUNDING

                  (a) All amounts payable in accordance with the Plan shall constitute general unsecured obligations of the Company. Such amounts, as well as any administrative costs relating to the Plan, shall be paid out of the general assets of the Company unless the provisions of paragraph (b) below are applicable.

                  (b) The Board may, for administrative reasons, establish a grantor trust to fund benefits payable under the Plan and/or administrative costs relating to the Plan. The assets of said trust will be held separate and apart from other Company funds and shall be used exclusively for the purposes set forth in the Plan and the applicable trust agreement, subject to the following conditions:

                           (i) the creation of said trust shall not cause the
Plan to be other than "unfunded" for purposes of ERISA;

                           (ii) the Company shall be treated as the "grantor" of
said trust for purposes of Sections 671 and 677 of the Code; and

                           (iii) said trust agreement shall provide that the
trust fund assets may be used to satisfy claims of the Company's general creditors, provided that the rights of such general creditors are enforceable under federal law.

         5.5      CONDITIONS OF EMPLOYMENT NOT AFFECTED BY THE PLAN

                  Nothing contained in this Plan shall be construed as a contract of employment; nor shall the Plan or its establishment confer any legal rights upon any employee or other person for a continuation of employment with the Company, nor interfere with the rights of the Company to discharge any employee and to treat him without regard to the effect which that treatment might have upon him as a Participant or potential Participant of the Plan. The terms of the Plan shall govern all benefits payable under the Plan and shall supersede any contractual obligations the Company may have with respect to the payment of benefits under this Plan.

         5.6      FACILITY OF PAYMENT

                  If the Committee shall find that any person to whom any amount is payable under the Plan is found by a court of competent jurisdiction unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due him or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so elects, be paid to his spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan therefor.

         5.7      WITHHOLDING TAXES

                  The Company shall have the right to deduct from each payment to be made under the Plan any required withholding taxes.

         5.8      NONALIENATION

                  Subject to applicable law, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void, nor shall any such benefit be in any manner liable for or subject to garnishment, attachment, execution or levy, or liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participants.

         5.9      CONSTRUCTION

                  (a) The Plan is intended to be an unfunded deferred compensation arrangement for a select group of management or highly compensated employees and therefore exempt from the requirements or Sections 201, 301 and 401 of ERISA. All rights hereunder shall be governed by and construed in accordance with the laws of the State of New York.

                  (b) The masculine pronoun shall mean the feminine wherever appropriate.

         5.10     AMENDMENT OR TERMINATION

                  The Board may amend, modify or terminate the Plan at any time. No such amendment shall diminish the rights of any Participant with respect to benefits due him under the terms of the Plan at the time of its modification amendment or termination.

                                   APPENDIX A

                                  PARTICIPATION

The following employees have been designated by the Committee to participate in the Plan effective as of January 1, 1995.


(1)

(2)

(3)

                                   APPENDIX B

                                  DEATH BENEFIT


                                      -14-